UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip code)

Alan M. Meder DTF Tax-Free Income Inc. 55 East Monroe Street, Suite 3600 Chicago, Illinois 60603	John R. Sagan Mayer, Brown, Rowe & Maw LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 541-5555

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

LETTER TO

SHAREHOLDERS

November 23, 2005

Dear Shareholder:

The Municipal Market and Your Fund

Many of the themes that dominated the municipal bond market through the first half of 2005 have persisted into its final months. Specifically, the market has experienced additional flattening in the yield curve, continued heavy issuance of new bonds, and strong performance by the lower rated sectors of the market. Additionally, the municipal market has had to deal with the economic impact of three devastating hurricanes that battered several states in September and early October.

Beginning in June of 2004, the Federal Reserve (the Fed) began increasing short-term rates at a “measured pace” in an effort to keep inflation contained without endangering economic growth. Bond market investors have apparently believed that the Fed will be successful, and since the end of October 2004, short-term yields have increased while longer-term yields have remained unchanged. For example, since October 31, 2004, the yield on one-year, AAA rated municipal bonds has increased from 1.8% to 3.0% or 120 basis points, while the yield on 30-year, AAA rated municipal bonds has remained unchanged at 4.6%. This flattening in the municipal yield curve has generated higher returns for long-term municipal bonds compared to short-term bonds as well as put pressure on leveraged closed-end municipal bond funds. The cost of leverage for the Fund has increased over 100 basis points since this time last year while the yields available on long-term municipal bonds are mostly flat. In September of this year, the Fund was forced to reduce its dividend, its first reduction since June 2000. This reduction better aligns the Fund’s monthly dividend with its current and projected earnings.

Through the third quarter of 2005, issuance of municipal bonds exceeded last year’s amount by 15% as municipalities continued to take advantage of generally low interest rates, refinancing older, higher cost debt. Historically, a heavy supply of municipal bonds tends to exert upward pressure on bond yields. If interest rates move higher as we move into 2006, it is expected that the high level of new issuances will diminish. Further, as municipalities continue to experience improvements in their financial condition, the amount of new issuance should moderate as cash needs are covered from general operations, thereby reducing the need to access the capital markets.

Lower quality municipal bonds, specifically tobacco settlement bonds and below investment grade bonds, have generated returns well above the general municipal bond market as measured by the Lehman Brothers Municipal Bond Index. To maintain our high credit quality and low risk standards for the Fund, we have chosen not to own tobacco settlement bonds, which are mostly rated BBB/BBB-. While the total return performance of this sector has been high, it is our belief that the high risk of ongoing legal challenges to the settlement structure as well as the business and marketing practices of the tobacco companies make the sector inappropriate for the Fund. Further, we continue to believe that the longer-term risks inherent in this sector are not consistent with our strategy of preservation of capital.

Your Fund managers continue to emphasize higher quality utility bonds within a highly diversified portfolio. The Fund currently has an average quality rating of AA with 97% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is well diversified among electric utility and water/sewer issues. The Fund has continued the practice of owning bonds issued by the higher quality essential service utilities like water and sewer utility bonds. Additionally, the Fund is well diversified geographically with exposure to 26 states. As a result, the portfolio remains well diversified in an effort to minimize exposure to any one municipal sector or geographic region. Your Fund also is well protected from bonds being called, with only 18% of the portfolio subject to call over the next 3 years and less than 1% subject to being called in 2006. With municipal interest rates still historically low, this limited amount of near-term callable bonds is especially beneficial to the portfolio.

Hurricanes Katrina, Rita, and Wilma inflicted tremendous human and financial devastation in the states of Louisiana, Mississippi, Alabama, Texas, and Florida. Despite sweeping through the region in a matter of hours, their impact will be felt by the entire nation for years. Like the entire investment community, the municipal bond market is trying to assess the short and long-term financial impact these natural disasters will have on the region and market. In terms of specific municipal credits impacted by the hurricanes, it is still too early to determine the ultimate losers from this tragedy. Both Moody’s and S&P have downgraded numerous credits and placed many on watch for negative implications as they analyze the financial impact of these hurricanes on municipal bond issuers. The Fund does not own any issues located in the worst hit areas, specifically Louisiana and Mississippi. While the Fund does own issues from other affected areas like Texas, Alabama and Florida, our style of being a high quality municipal bond manager is serving us well as all those issues are either insured general obligation bonds or insured essential service revenue bonds like water and sewer bonds. Therefore, we do not anticipate any major problems to the Fund from these unfortunate disasters.

The Fund’s diversification by market sector is shown below:

Market Sectors
Water/Sewer Revenue	39%
Electric Utilities	17
Pre-Refunded Utilities	11
Cash	3
Non-Utilities	30

General Economic Commentary

The Federal Reserve has increased the Federal Funds rate twelve times since June 2004, bringing the current rate to 4.0%. The Fed continues to publicly state that with appropriate monetary policy, the upside and downside risks to the attainment of both sustainable growth and price stability should be roughly equal. To that end, the Fed believes that monetary policy accommodation can continue to be removed at a measured pace.

The U.S. economy remains healthy as evidenced by gross domestic product (GDP) growth. For the third quarter of 2005, GDP growth rate registered an annualized increase of 3.8%. This 3.8% annualized GDP growth rate compares to the average yearly growth rate of approximately 2.9% since 1990. A major challenge has been the 37% increase in oil prices during the first 10 months of 2005. While oil prices have moderated recently from the all-time high of $70.85 a barrel reached on August 30, 2005 in the wake of Hurricane Katrina, they still remain high and potentially inflationary as businesses are forced to shift the burden of higher energy costs onto consumers. The sharp increase in oil has driven the consumer price index up to 4.7% year over year, but if one subtracts food and energy prices the index was only up 2.0%. The ISM Manufacturing Index remained strong as it ended the third quarter at 59.4. The index has remained above 50 for the last 27 months, which indicates that manufacturing is still expanding. The labor markets have slowly improved as the unemployment rate declined from 5.5% in October 2004 to 5.0% in October 2005. Lastly, the U.S. housing market continues to experience robust home sales across the country as improving labor markets, higher personal income, and low mortgage rates continue to fuel the market. As long as these variables remain in place, the robust housing market should persist. Clearly, the U.S. economy remains healthy as most major economic indicators are reporting economic growth.

Outlook

As we move forward into 2006, we anticipate the U.S. economy will moderate as the Fed continues to reverse its accommodative monetary policy at a measured pace. Factors that could influence the municipal bond market include: the timing and depth of additional Fed policy changes, the health of the U.S. economy and labor markets, potential changes to existing tax laws and continued flattening of the municipal yield curve. This flattening in the municipal yield curve has put pressure on leveraged closed-end municipal bond funds, and the Fund is no exception. If the Fed continues to increase rates well into 2006 and longer-term municipal yields do not increase correspondingly, the Fund will see its level of earnings decline further.

Fund Performance

The following table compares the Fund’s total return, on an NAV and share price basis, to the Lehman Municipal Bond Index for one, three, five and ten year periods:

ANNUALIZED TOTAL RETURN
(10/31/05)[1]
	One Year	Three Years	Five Years	Ten Years

DTF Fund (NAV)[2]	0.8%	4.4%	6.7%	6.0%
DTF Fund (Share Price)[3]	(3.25)	5.5	9.1	6.4
Lehman Brothers Municipal Bond Index[4]	2.5	4.6	6.0	5.8

1 Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2 Source: Lipper Inc. Total return of the Fund represents the change in net asset value from the beginning of the period through the period ending date of 10/31/05 and assumes the reinvestment of dividends and distributions.

3 Source: Administrator of the Fund. Shares of the Fund are traded on the New York Stock Exchange using the symbol DTF. Total return of the Fund represents the change in the DTF share price from the beginning of the period through the period ending date of 10/31/05 and assumes the reinvestment of dividends and distributions in the Fund’s dividend reinvestment plan.

4 Source: Lehman Brothers.

Based on the October 31, 2005 NYSE closing stock price of $14.74, the Fund’s $0.065 monthly dividend translates into a tax-free current yield of 5.3%.

We continue to appreciate your interest in DTF Tax-Free Income, Inc. and look forward to being of continued service in the future.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President & CEO

DTF TAX-FREE INCOME INC.

Portfolio of Investments

October 31, 2005

Moody’s Rating (Unaudited)	Principal Amount (000)			Description (a)	Value (Note 1)
				LONG-TERM INVESTMENTS—142.0%
				Alabama—6.6%
				Jefferson Cnty. Swr. Rev. Capital Impvt.
Aaa	O$	3,000	(b)	5.125%, 2/1/29, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	$3,183,060
Aaa		2,100	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	2,220,141
Aaa		1,900	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	2,012,309
Aaa		1,600	(b)	5.25%, 2/1/15, Ser. B, F.S.A.	1,698,160

					9,113,670

				Alaska—0.4%
				Alaska St. Hsg. Fin. Corp. Rev.,
Aaa		500		5.00%, 12/1/11, Ser. B-2	517,315

				California—25.9%
				Burbank Elec. Rev.,
Aaa		1,380		5.375%, 6/1/18, M.B.I.A.	1,502,144
				Foothill/Eastern Corr. Agency Toll Road Rev.,
Aaa		5,640	(b)	6.00%, 1/1/34, Ser. A Prerefunded 1/1/07 @ $100	5,831,647
				Fresno Swr. Rev.,
Aaa		3,030		6.00%, 9/1/09, A.M.B.A.C.	3,323,758
Aaa		2,000		6.25%, 9/1/14, A.M.B.A.C	2,351,020
				Los Angeles Wastewtr. Sys. Rev.,
Aaa		2,000		5.00%, 6/1/26, Ser. A, M.B.I.A.	2,068,760
				Los Angeles Wtr. & Pwr. Rev., Ser. A,
Aaa		1,000		5.25%, 7/1/21, F.S.A.	1,062,240
Aaa		1,000		5.375%, 7/1/21, M.B.I.A.	1,069,040
				Metro Wtr. Dist. Southern California Waterwork Rev.,
Aaa		1,500		5.00%, 10/1/29, M.B.I.A.	1,553,415
				Pomona Sngl. Fam. Mtge. Rev.,
Aaa		1,870	(b)	7.375%, 8/1/10 Escrowed to maturity	2,032,896
				Riverside Cnty. Sngl. Fam. Rev., Mtge. Backed,
Aaa		2,500	(b)	7.80%, 5/1/21, Ser. A, Escrowed to maturity	3,387,825
				San Bernardino Cnty. Residential Mtge. Rev.,
Aaa		7,840	(b)	9.60%, 9/1/15, Escrowed to maturity	11,271,490

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Saratoga Unified Sch. Dist.,
Aaa	$1,040		Zero Coupon, 9/1/20, Ser. A, F.G.I.C.	$518,939

				35,973,174

			Connecticut—4.2%
			Connecticut St. Health & Edl. Rev.,
Aa3	1,000		5.00%, 7/1/25, Ser. C, Radian	1,023,810
			Connecticut St. Tax Oblig. Rev.,
Aaa	1,000		5.25%, 7/1/17, Ser. B, A.M.B.A.C.	1,105,730
			Mashantucket Western Pequot Tribe Spl. Rev.,
Baa3	3,500		5.75%, 9/1/18, Ser. B	3,636,045

				5,765,585

			District of Columbia—1.1%
			District of Columbia Wtr. & Swr.,
Aaa	1,500		5.00%, 10/1/33, F.G.I.C.	1,530,390

			Florida—10.8%
			Dade Cnty. Wtr. & Swr. Sys. Rev.,
Aaa	3,000		5.25%, 10/1/26, F.G.I.C.	3,111,630
			Escambia Cnty. Hlth Fac. Rev.,
A3	1,170		5.125%, 10/1/19	1,190,686
			Florida Mun. Ln. Council Rev. North Miami Beach Wtr. Proj.,
Aaa	2,210		5.375%, 8/1/20, Ser. B, M.B.I.A.	2,398,380
			Miami-Dade Cnty. FL Storm Wtr. Util Rev.,
Aaa	2,000		5.00%, 4/1/27, M.B.I.A.	2,079,120
			Sarasota Cnty. Util. Sys. Rev.,
Aaa	1,000		5.25%, 10/1/16, Ser C, F.G.I.C.	1,077,790
			St. Petersburg Public Util. Rev.,
Aaa	5,000		5.00%, 10/1/28, Ser. A, F.S.A.	5,097,950

				14,955,556

			Georgia—16.3%
			Atlanta Wtr. & Wastewtr. Rev., Ser. A,
Aaa	2,385		5.00%, 11/1/29, F.G.I.C.	2,440,189
Aaa	2,615	(b)	5.00%, 11/1/29, F.G.I.C. Prerefunded 5/1/09 @ $101	2,778,777
Aaa	715		5.00%, 11/1/38, F.G.I.C.	727,720

See Notes to Financial Statements.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
Aaa	$785	(b)	5.00%, 11/1/38, F.G.I.C. Prerefunded 5/1/09 @ $101	$834,164
			De Kalb Cnty. Wtr. & Swr. Rev.,
Aa2	4,000		5.00%, 10/1/24	4,128,800
			Fulton Cnty. Sch. Dist., Gen. Oblig.
Aa2	2,000		5.375%, 1/1/16	2,217,180
			Georgia Mun. Elec. Auth. Pwr. Rev., Ser. Y,
Aaa	145	(b)	6.40%, 1/1/13, A.M.B.A.C. Escrowed to Maturity	164,950
Aaa	2,440		6.40%, 1/1/13, A.M.B.A.C.	2,779,941
Aaa	30	(b)	6.40%, 1/1/13, A.M.B.A.C. Prerefunded 1/1/11 @ $100	33,956
			Georgia Mun. Elec. Auth. Rev.,
Aaa	5,500		6.50%, 1/1/20, Ser. X, A.M.B.A.C.	6,562,325

				22,668,002

			Hawaii—1.4%
			Hawaii Dept. Budget & Fin.,
Aaa	2,000		4.80%, 1/1/25, Ser. A, F.G.I.C.	1,970,300

			Idaho—1.2%
			Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr., Ser. B,
Aa1	1,075		6.65%, 7/1/14	1,093,372
Aaa	533		6.60%, 7/1/27, F.H.A.	538,687

				1,632,059

			Illinois—3.9%
			Chicago Gen. Oblig.,
Aaa	4,000		6.25%, 1/1/11, A.M.B.A.C.	4,423,240
			Chicago Park Dist., Gen. Oblig.,
Aaa	1,000		5.00%, 1/1/27, Ser. A, A.M.B.A.C.	1,033,320

				5,456,560

			Indiana—5.6%
			Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
Aaa	5,000		6.00%, 1/1/13, Ser. B, M.B.I.A.	5,640,700
			Indianapolis Local Pub. Impvt. Bond Bank Waterworks Proj.,
Aaa	2,100		5.25%, 7/1/33, Ser. A, M.B.I.A.	2,197,482

				7,838,182

			Kentucky—1.5%
			Louisville & Jefferson Cnty. Met. Swr. Dist., Swr. & Drain Sys. Rev.,
Aaa	2,000		5.00%, 5/15/30, Ser. A, F.G.I.C.	2,042,720

See Notes to Financial Statements.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Massachusetts—5.0%
			Boston Wtr. & Swr. Comm. Rev.,
Aaa	$2,000		5.00%, 11/1/28, Ser. D, F.G.I.C.	$2,055,340
			Massachusetts St. Tpk. Auth., Metro. Highway Sys. Rev.,
Aaa	2,355		5.125%, 1/1/23, Ser. B, M.B.I.A.	2,440,463
Aaa	2,500		4.75%, 1/1/34, Ser. A, A.M.B.A.C.	2,492,150

				6,987,953

			Michigan—3.0%
			Detroit Wtr. Supply Sys. Rev., Sr. Lien, Ser. A,
Aaa	2,000		5.00%, 7/1/30, F.G.I.C.	2,042,380
Aaa	2,000		5.50%, 7/1/24, F.G.I.C.	2,161,180

				4,203,560

			Nebraska—4.8%
			Lincoln San. Swr. Rev.,
Aaa	1,000		5.00%, 6/15/16, M.B.I.A.	1,059,700
			Omaha Pub. Pwr. Dist., Elec. Rev., Ser. B,
Aa2	2,500	(b)	6.15%, 2/1/12 Escrowed to maturity	2,770,975
Aa2	2,500	(b)	6.20%, 2/1/17 Escrowed to maturity	2,889,425

				6,720,100

			Nevada—3.3%
			Las Vegas Valley Wtr. Dist., Gen. Oblig.,
Aaa	1,400		5.00%, 6/1/25, Ser. B, M.B.I.A.	1,447,866
Aaa	3,000		5.00%, 6/1/32, Ser. A, F.G.I.C.	3,066,270

				4,514,136

			New Jersey—1.6%
			New Jersey St. Gen. Oblig.,
Aa3	2,000		5.25%, 7/1/17, Ser. H	2,190,080

			New York—7.6%
			Long Island Pwr. Auth. Elec. Sys. Rev.,
Aaa	4,000		5.25%, 12/1/26, Ser. A, M.B.I.A.	4,196,760
			Metro. Trans. Auth. Rev.,
Aaa	1,000		5.25%, 11/15/31, Ser. A, F.G.I.C.	1,054,190
			New York City Mun. Wtr. Fin. Auth., Wtr & Swr. Sys. Rev.,
Aaa	5,000		5.00%, 6/15/29, Ser. B, F.S.A.	5,140,100

Moody’s Rating (Unaudited)	Principal Amount (000)	Description (a)	Value (Note 1)
		New York St. Envir. Fac. Corp., Poll. Ctrl. Rev.,
Aaa	$200	6.90%, 11/15/15, Ser. D	$202,618

			10,593,668

		Ohio—3.6%
		Mason Ohio City Sch. Dist.
Aaa	1,000	5.25%, 12/1/21, F.G.I.C.	1,109,440
		Ohio St. Wtr. Dev. Auth. Rev.,
Aaa	2,445	5.50%, 6/1/20, Ser. B, F.S.A.	2,772,850
		Springboro Swr. Sys. Rev.
Aaa	1,045	5.00%, 6/1/26, M.B.I.A.	1,086,351

			4,968,641

		Pennsylvania—2.2%
		Delaware Cnty. Auth. Rev., Elwyn Inc. Proj.,
Aa3	2,000	5.00%, 6/1/21, Ser. A, Radian	2,058,240
		Pennsylvania Economic Dev. Fin. Auth. Res. Recov. Rev.,
Aaa	1,000	4.625%, 12/1/18, Ser. F, A.M.B.A.C.	1,001,800

			3,060,040

		Puerto Rico—0.8%
		Puerto Rico Elec. Auth. Rev.,
Aaa	1,000	5.00%, 7/1/25, Ser. PP, F.G.I.C.	1,046,460

		South Carolina—1.9%
		Berkeley Cnty. Wtr. & Swr. Rev.,
Aaa	1,000	5.25%, 6/1/16, M.B.I.A.	1,076,970
		Spartanburg Waterworks Rev., Jr. Lien.,
Aaa	1,500	5.25%, 6/1/28, F.G.I.C.	1,592,475

			2,669,445

		Texas—16.4%
		Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
Aaa	2,500	5.00%, 5/1/25, M.B.I.A.	2,553,475
		Coastal Wtr. Auth. Contract Rev., City Of Houston Proj.,
Aaa	4,000	5.00%, 12/15/25, F.S.A.	4,078,800
		El Paso Wtr. & Swr. Rev.,
Aaa	1,555	5.50%, 3/1/12, Ser. A, F.S.A.	1,701,559
		Harris Cnty. Toll Road Sub. Lien, Gen. Oblig.,
Aa1	1,650	7.00%, 8/15/10, Ser. A	1,888,623
		University North Texas Rev.,
Aaa	1,000	4.5%, 4/15/25, F.G.I.C.	975,910

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Houston Wtr. & Swr. Sys. Rev.,
Aaa	$1,500	(b)	5.25%, 12/1/23, Ser. B, F.G.I.C. Prerefunded 12/1/10 @ $100	$1,619,565
Aaa	3,500	(b)	5.00%, 12/1/28, Ser. A, F.S.A. Prerefunded 12/1/09 @ $100	3,714,060
			Lower Colorado River Auth. Rev., Refunding & Impvmnt.,
Aaa	2,000		5.00%, 5/15/31, F.S.A.	2,034,780
			San Antonio Elec. & Gas Rev.,
Aa1	4,000		5.00%, 2/1/18, Ser. A	4,148,280

				22,715,052

			Virginia—3.0%
			Henrico Cnty. Wtr & Swr. Rev.,
Aa2	3,985		5.00%, 5/1/28	4,093,950

			Washington—5.6%
			Energy Northwest Wind Proj. Rev.,
Aaa	500		4.75%, 7/1/21, M.B.I.A.	508,500
Aaa	1,170		5.00%, 7/1/19, A.M.B.A.C.	1,210,798
			King Cnty. Swr. Rev.,
Aaa	2,500		5.00%, 1/1/31, F.G.I.C.	2,546,275
			Seattle Wtr. Sys. Dev. Rev.,
Aaa	1,000		5.00%, 9/1/18, M.B.I.A.	1,052,190
			Washington St. Pub. Pwr. Supply, Nuclear Proj. No. 2 Rev.,
Aaa	2,400		6.00%, 7/1/07, Ser. A	2,506,512

				7,824,275

			West Virginia—1.0%
			Monongalia Cnty. Building Hospital Rev.
A-*	1,500		5.00%, 7/1/30, Ser. A	1,456,440

			Wyoming—3.3%
			Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
AA*	4,000		5.75%, 10/1/20	4,560,720

			Total long-term investments (cost $180,017,279)	197,068,033

See Notes to Financial Statements.

Moody’s Rating (Unaudited)	Shares	Description (a)	Value (Note 1)
		SHORT-TERM INVESTMENT—3.7%
NR	5,199,875	Goldman Sachs Tax Exempt Money Market Fund, (cost $5,199,875)	$5,199,875

		Total Investments—145.7% (cost $185,217,154)	202,267,908
		Other assets in excess of liabilities—1.10%	1,569,286
		Liquidation Value of Remarketed Preferred Stock—(46.8)%	(65,000,000)

		Net Assets Applicable to Common Stock—100.0%	$138,837,194

		Net Asset Value per Common Share ($138,837,194/8,507,456)	$16.32

*	Standard & Poor’s rating.

NR—Not rated by Moody’s or Standard & Poor’s.

(a)	The following abbreviations are used in portfolio descriptions to indicate providers of credit support, in whole or in part:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

F.G.I.C.—Financial Guarantee Insurance Company.

F.H.A.—Federal Housing Authority.

F.S.A.—Financial Security Assurance Inc.

M.B.I.A.—Municipal Bond Insurance Association.

Radian—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.

See Notes to Financial Statements.

The state classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets applicable to common stock as of October 31, 2005 was as follows:

California	25.9%
Texas	16.4
Georgia	16.3
Florida	10.8
New York	7.6
Alabama	6.6
Indiana	5.6
Washington	5.6
Massachusetts	5.0
Nebraska	4.8
Connecticut	4.2
Illinois	3.9
Tax Exempt Money Market Fund (various States)	3.7
Ohio	3.6
Nevada	3.3
Wyoming	3.3
Michigan	3.0
Virginia	3.0
Pennsylvania	2.2
South Carolina	1.9
New Jersey	1.6
Kentucky	1.5
Hawaii	1.4
Idaho	1.2
District of Columbia	1.1
West Virginia	1.0
Puerto Rico	0.8
Alaska	0.4

145.7
Other assets in excess of liabilities	1.1
Liquidation Value of Remarketed Preferred Stock	(46.8)

100.0%

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

October 31, 2005

Assets

Investments, at value (cost $185,217,154)	$202,267,908

Cash	216,795

Interest receivable	3,038,313

Receivable for securities sold	1,748,750

Other assets (Note 7)	234,499

Total assets	207,506,265

Liabilities

Payable for securities purchased	3,120,160

Deferred compensation payable (Note 7)	234,499

Investment advisory fees payable (Note 2)	87,027

Dividends payable to common shareholders	48,718

Administrative fees payable (Note 2)	17,827

Accrued expenses	160,840

Total liabilities	3,669,071

Remarketed preferred stock ($.01 par value; 1,300 preferred shares, issued and outstanding, liquidation preference $50,000 per share)	65,000,000

Net Assets Applicable to Common Stock	$138,837,194

Net assets applicable to common stock were comprised of:

Common stock at par ($.01 par value; 599,998,700 shares authorized and 8,507,456 issued and outstanding)	$85,075

Additional paid-in capital	120,440,442

Undistributed net investment income	1,283,993

Accumulated net realized loss on investments	(23,070)

Net unrealized appreciation on investments	17,050,754

Net assets applicable to common stock (equivalent to $16.32 per share based on 8,507,456 shares outstanding)	$138,837,194

DTF TAX-FREE INCOME INC.

Statement of Operations

For the Year Ended October 31, 2005

Investment Income

Interest income	$9,982,413

Expenses

Investment advisory fees (Note 2)	1,043,563

Administrative fees (Note 2)	280,213

Directors’ fees and expenses	203,096

Remarketing fees	179,683

Professional fees	117,634

Custodian fees and expenses	70,303

Transfer agent fees and expenses	32,150

Registration fees	23,517

Reports to shareholders	22,490

Other	30,189

Total expenses	2,002,838

Net investment income	7,979,575

Realized and Unrealized Gain/(Loss) on Investments

Net realized gain/(loss) on investment transactions	(27,470)

Net change in unrealized appreciation/depreciation on investments	(5,258,418)

Net realized and unrealized loss on investments	(5,285,888)

Dividends and Distributions on Remarketed Preferred Stock

Net investment income	(1,376,460)

Net realized gains	(82,927)

Total dividends and distributions	(1,459,387)

Net Increase in Net Assets Resulting from Operations	$1,234,300

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statements of Changes

In Net Assets

	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004

Operations

Net investment income	$7,979,575	$8,470,527

Net realized gain/(loss) on investment transactions	(27,470)	1,369,410

Net change in unrealized appreciation/depreciation on investments	(5,258,418)	29,850

Dividends and distributions on remarketed preferred stock from: (Note 4)

Net investment income	(1,376,460)	(725,935)

Net realized gains	(82,927)	—

Net increase in net assets resulting from operations	1,234,300	9,143,852

Dividends and distributions to common shareholders from: (Note 4)

Net investment income	(7,256,860)	(8,167,083)

Net realized gains	(935,820)	—

Total dividends and distributions to common shareholders	(8,192,680)	(8,167,083)

Total increase (decrease) in net assets	(6,958,380)	976,769

Net Assets Applicable to Common Stock

Beginning of year	145,795,574	144,818,805

End of year(a)	$138,837,194	$145,795,574

(a) Includes undistributed net investment income of	$1,283,993	$1,942,537

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights

PER SHARE OPERATING PERFORMANCE	For the Year Ended October 31,
	2005	2004	2003	2002(2)	2001(3)
Net asset value, beginning of year	$17.14	$17.02	$16.97	$16.70	$15.42

Net investment income(1)	0.94	1.00	1.04	1.07	1.09
Net realized and unrealized gain (loss) on investments transactions	(0.63)	0.16	0.05	0.15	1.19
Dividends and distributions to preferred shareholders from:
Net investment income	(0.16)	(0.08)	(0.08)	(0.11)	(0.25)
Net realized gains	(0.01)	—	—	—	—

Net increase from investment operations	0.14	1.08	1.01	1.11	2.03

Dividends and distributions to common shareholders from:
Net investment income	(0.85)	(0.96)	(0.96)	(0.84)	(0.75)
Net realized gains	(0.11)	—	—	—	—

Total dividends and distributions to common shareholders	(0.96)	(0.96)	(0.96)	(0.84)	(0.75)

Net asset value, end of year	$16.32	$17.14	$17.02	$16.97	$16.70

Per share market value, end of year	$14.74	$16.15	$15.52	$15.00	$14.45

TOTAL INVESTMENT RETURN OF COMMON SHAREHOLDERS(4)	(3.25)%	10.60%	10.22%	9.71%	20.14%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(5)
Operating expenses	1.40%	1.42%	1.39%	1.37%	1.38%
Net investment income	5.58%	5.86%	6.04%	6.44%	6.73%
SUPPLEMENTAL DATA
Portfolio turnover rate	11%	11%	6%	15%	8%
Net assets of common shareholders, end of year (000)	$138,837	$145,796	$144,819	$144,351	$142,075
Asset coverage per share of preferred stock, end of the year	$156,798	$162,150	$161,399	$161,039	$159,289
Preferred stock outstanding (000)	$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average shares outstanding.
(2)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gain (loss) per share by $0.02, and increase the ratio of net investment income from 6.35% to 6.44%. Per share amounts and ratios for the years ended prior to October 31, 2002 have not been restated to reflect this change in presentation.
(3)	Certain amounts have been reclassified to conform to requirements under U.S. generally accepted accounting principles released in July 2001.
(4)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(5)	Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily (at least 65% of its total assets) in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income tax is required.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Reclassification of Capital Accounts: For the year ended October 31, 2005, the Fund decreased undistributed net investment income by $4,799, decreased additional paid-in capital by $2,152 and increased accumulated net realized loss on investments by $6,951. These reclassifications are a result of permanent differences attributable primarily to the differences between book and tax amortization methods for premiums and discounts on fixed income securities. These reclassifications have no effect on net assets or net asset value per share.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Phoenix Investment Partners, Ltd. (“Phoenix”). Through June 30, 2005, the Fund had an Administration Agreement with Prudential Investments LLC (“PI”). Effective on July 1, 2005, the Fund entered into an Administration Agreement with Princeton Administrators, L.P. (“Princeton”).

The investment advisory fee is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Through June 30, 2005, the administration fee paid to PI was computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly managed assets, as defined above. Effective on July 1, 2005, the administration fee paid to Princeton was computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Princeton pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2005 aggregated $23,260,625 and $26,047,207 respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2005 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$184,801,751	$17,672,552	$206,395	$17,466,157

Note 4. Distributions to Shareholders The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

	10/31/2005	10/31/2004
Distributions paid from:
Tax-exempt income	$8,327,588	$8,893,018
Ordinary income	305,732	—
Capital gains	1,018,747	—

Total distributions	$9,652,067	$8,893,018

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income-net	$1,134,872
Undistributed long-term capital gains—net	0

Total undistributed earnings	$1,134,872
Capital loss carryforward	(23,070	)*
Unrealized gains/(losses)—net	17,199,875	**

Total accumulated earnings/(losses)	$18,311,677

*	On October 31, 2005 the Fund had a net capital loss carryforward of $23,070 which expires in 2013.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the tax treatments of deferred expenses.

Note 5. Capital	There are 600 million shares of $0.01 par value stock authorized.

For the year ended October 31, 2005 the Fund did not issue any common shares in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 1.60% to 3.18% during the year ended October 31, 2005.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 7. Deferred Compensation Program

Effective on January 1, 2000, the Fund established a deferred compensation program for its independent directors. Any director who was not an “interested person” of the Fund and who elected to participate in the program (a “participating director”) was eligible to defer receipt of all or a portion of his or her compensation from the Fund. Any amounts deferred by a participating director were credited to a deferred compensation ledger account (a “deferral account”) established for such director. From January 1, 2000 through December 31, 2004, the deferred compensation program was administered by the Fund’s transfer agent on behalf of the Fund, and all amounts credited to each participating director’s deferral account were deemed to be invested in common stock of the Fund. Contributions to the deferral account and increases in value of the measuring shares caused the account balance to increase accordingly, while withdrawals from the deferral account and decreases in value of the measuring shares caused the account balance to decrease accordingly. When a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director’s beneficiaries. Effective on January 1, 2005, administration of new contributions under the deferred compensation program was transferred to Fidelity Investments, which administers similar programs for other investment companies advised by affiliates of Phoenix. Participating directors now have the ability to allocate amounts in their deferral accounts among various investment options, one of which is common stock of the Fund. The obligation to make payouts to directors with respect to compensation deferred since January 1, 2005 is a general obligation of Phoenix. However, the obligation to make payouts to directors with respect to compensation deferred between January 1, 2000 and December 31, 2004 remains a general obligation of the Fund. For this reason, the Fund’s Statement of Assets and Liabilities at October 31, 2005 includes “Deferred compensation payable” in the amount of $234,499, and the $234,499 in deferred compensation investments that support that obligation are included in “Other assets.” Although the Fund has purchased shares of its common stock in the open market for use in meeting its future payout obligations under the program, participating directors do not have an ownership interest in those shares.

Note 8. Subsequent Events

Subsequent to October 31, 2005, dividends declared and paid on preferred shares totalled $172,250 through December 2, 2005. On November 2, 2005, the Board of Directors of the Fund declared a dividend of $0.065 per common share payable on November 30, to common shareholders of record on November 15, 2005. On November 16, 2005, the Board of Directors approved a dividend of $0.065 per common share to be declared on December 1, 2005 payable on December 30, 2005 to common shareholders of record on December 15, 2005.

Note 9. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

DTF Tax-Free Income Inc.:

We have audited the accompanying statement of assets and liabilities of DTF Tax-Free Income Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DTF Tax-Free Income Inc. at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Chicago, Illinois

December 9, 2005

IMPORTANT TAX INFORMATION (Unaudited)

During the fiscal year ended October 31, 2005, the net investment income distributions paid by the Fund to common shareholders from January 2005 to October 2005 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, all of the distributions paid to preferred shareholders prior to December 10, 2004 and after December 27, 2004 qualify as tax-exempt interest dividends for Federal income tax purposes. The following table details certain distributions whose components were partially taxable.

	Payable Date	Ordinary Income	Long-Term Capital Gains	Tax Exempt
Common Shareholders	11/30/2004	N/A	$0.03	$0.05
Common Shareholders	12/31/2004	$0.033	$0.08	N/A

Preferred Shareholders	12/10/2004	$7.05	$23.40	N/A
Preferred Shareholders	12/17/2004	$7.05	$23.40	N/A
Preferred Shareholders	12/27/2004	$5.12	$16.99	$5.29

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of DTF Tax-Free Income Inc. was held on May 18, 2005. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. To elect three directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Francis E. Jeffries (2008)	7,654,067	98,794
Geraldine M. McNamara (2008)	7,669,696	83,165
Eileen A. Moran (2008)	7,672,295	80,506

Directors whose term of office continued beyond this meeting are as follows: E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin and Everett L. Morris. William W. Crawford and Richard A. Pavia retired at the conclusion of the Annual Meeting and David J. Vitale and Nancy Lampton were appointed by the Board of Directors to fill their respective vacant positions.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 43010, Providence, Rhode Island, 02940-3010 or call toll free (800) 426-5523.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and was effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

ADDITIONAL INFORMATION (Unaudited)

Since November 1, 2004: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby the Fund’s Investment Adviser would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Investment Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free (800)-243-4361 ext. 5992 and on the Securities Exchange Commission’s (SEC) website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL CERTIFICATIONS (Unaudited)

In June 2005, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and

related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

PRIVACY PRINCIPLES OF THE FUND (Unaudited)

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser, administrator and their respective affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DIRECTORS OF THE FUND (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Phoenix Investment Partners, Ltd. (“PXP”) or its affiliates.

Independent Directors
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Francis E. Jeffries c/o Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 75	Chairman of the Board of Directors	Term expires 2008; Director since 1991	Chairman of the Board of Directors of the Registrant since September 1991 (President, January 2000-February 2004); Chairman of the Board of PXP, November 1995-May 1997; Chairman and Chief Executive Officer, Duff & Phelps Corporation, June 1993-November 1995 (President and Chief Executive Officer, January 1992-June 1993); Chairman of the Board, Duff & Phelps Investment Management Co. (“DPIM”) 1988-1993	28

E. Virgil Conway c/o Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 76	Director	Term expires 2006; Director since 1995	Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001. Chairman and Board Member of the Metropolitan Transportation Authority (1992-2001). Chairman and Trustee of the Harlem Youth Development Foundation (1987-2002). Chairman and Director of New York Housing Partnership Development Corp. (1981-2003). Director/Trustee, Pace University (1978-present), Centennial Insurance Company (1974-2002), Josiah Macy, Jr. Foundation (1973-present), Realty Foundation of New York (1972-present)	35	Director of Urstadt Biddle Property Corp. (1989-present)., Atlantic Mutual Insurance Company (1986-2002), Trism, Inc. (1994-2001), Consolidated Edison Company of New York, Inc. (1970-2002), Union Pacific Corp. (1978-2002), Blackrock Fund for Freddie Mac Securities (Advisory Director) (1990-2002), Accuhealth, Inc. (1994-2002)

Nancy Lampton c/o Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 63	Director	Term expires 2007; Director since 2005	Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, Thorium Power, Inc. (designer of non-proliferative fuel for nuclear energy needs)

Harry Dalzell-Payne c/o Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 76	Director	Term expires 2006; Director since 1996	Currently retired. Formerly a Major General of the British Army	35

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
David J. Vitale c/o Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 59	Director	Term expiries 2007; Director since 2005	Chief Administrative Officer, Chicago Public Schools since April 2003; Private investor November 2002-April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Retired executive 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3	Director, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply); Ariel Capital Management Inc., and Ark Investment Management and Wheels Inc.

Eileen A. Moran c/o Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 51	Director	Term expires 2008; Director since 1996	President and Chief Executive Officer, PSEG Resources Inc. (1990-present)	2

Everett L. Morris c/o Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 77	Director	Term expires 2006; Director since 1991	Currently retired. Vice President of W.H. Reaves and Company (1993-2003). Prior to March 1993, Director of Public Service Enterprise Group Incorporated and President and Chief Operating Officer of Enterprise Diversified Holdings Incorporated. Prior to January 1992, Senior Executive Vice President Chief Financial Officer of Public Service Electric and Gas Company. Prior to 1991, Director of First Fidelity Bank, N.A., New Jersey	35	Director, Reaves Utility Income Fund (closed-end fund)

Geraldine M. McNamara c/o Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 54	Director	Term expires 2008; Director since 2003	Managing Director, U.S. Trust Company of New York (1982-present)	35

Interested Director
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Philip R. McLoughlin c/o Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 58	Director	Term expires 2007; Director since 1996	Director and Chief Executive Officer (1995-2002) and Chairman (1997-2002) of PXP. Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. (2000-2002). Director, (1994-2002) and Executive Vice President, Investments, (1988-2002) Phoenix Life Insurance Company. Director, Phoenix Investment Management Company (2001-2002). Director, Aberdeen Asset Management plc (1986-2002). Director (1983-2002) and Chairman (1995-2002) Phoenix Investment Counsel, Inc. Director (1984-2002), Chairman (1990-2002) and President (1990-2000), Phoenix Equity Planning Corporation. Chairman and Chief Executive Officer, Phoenix/Zweig Advisers (1999-2002). Director and Executive Vice President, Phoenix Life and Annuity Company (1996-2002), Director and Executive Vice President, PHL Variable Insurance Company (1995-2002), and Director, Phoenix National Trust Company (1996-2002). Director, W.S. Griffith Securities Inc. (1992-2002). Director and Vice President, PM Holdings, Inc. (1985-2002)	76	Director, PXRE Group Ltd. (insurance holding company) and The World Trust Fund (closed-end fund)

MANAGEMENT OF THE FUND (Unaudited)

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Fund’s Investment Adviser or PXP and receive compensation in such capacities.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Nathan I. Partain Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 49	President and Chief Executive Officer since February 2004	President and Chief Investment Officer of DPIM since April 2005. President, Chief Executive Officer and Chief Investment Officer of DNP Select Income Fund Inc. (“DNP”) since 2001. (Executive Vice President and Chief Investment Officer 1998-2001) and President and Chief Executive Officer of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) since February 2004. Executive Vice President of the Adviser 1997-2005; Director of Utility Research, Duff & Phelps Investment Research Co., 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993); Director, Otter Tail Corporation (1993-present)

Timothy M. Heaney 56 Prospect Street Hartford, CT 06115 Age: 40	Vice President and Portfolio Manager since 1997 and Chief Investment Officer since 2004	Managing Director, Fixed Income (1997-present), Director, Fixed Income Research (1996-1997), Investment Analyst (1995-1996), Phoenix Investment Counsel, Inc.

Alan M. Meder Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 46	Treasurer since 2000. Principal Financial Officer, Chief Financial Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994. Treasurer of DUC since 2000. Principal Financial Officer, Chief Financial Officer and Assistant Secretary of DUC since 2002

Joyce B. Riegel Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 51	Chief Compliance Officer since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004; Vice President and Compliance Officer of the Adviser 2002-2004, Chief Compliance Officer of DUC since 2003 and Chief Compliance Officer of DNP since 2004. Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002, Vice President and Compliance Officer, Stein Roe & Farnham Incorporated 1996-2000

T. Brooks Beittel Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 55	Secretary since 2005	Senior Vice President of the Adviser since 1993 (Vice President 1987-1993); Secretary and Senior Vice President of DNP since 1995 (Treasurer 1995-2002). Secretary of DUC since 2005

Directors

Francis E. Jeffries, Chairman

E. Virgil Conway

Nancy Lampton

Philip R. McLoughlin

Geraldine M. McNamara

Everett L. Morris

Eileen A. Moran

Harry Dalzell-Payne

David J. Vitale

Officers

Nathan I. Partain, President & Chief Executive Officer

Timothy M. Heaney, Vice President & Chief Investment Officer

Brooks Beittel, Secretary

Alan M. Meder, Treasurer & Principal Financial and Accounting Officer and Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

55 East Monroe Street

Suite 3600

Chicago, IL 60603

Call toll-free (800) 243-4361 ext. 5992

(860) 403-5992

www.phoenixinvestments.com

Administrator

Princeton Administrators, L.P.

P.O. Box 9095

Princeton, NJ 08543-9095

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Call toll free (800) 426-5523

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer, Brown, Rowe & Maw LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206DTFS

DTF Tax-Free

Income Inc.

Annual Report

October 31, 2005

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant’s principal financial officer also performs the functions of principal accounting officer. A copy of the registrant’s Code of Ethics is available without charge, upon request, by calling the registrant collect at (312) 541-5555.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that two members of its audit committee, E. Virgil Conway and Everett L. Morris, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant (the “Independent Auditor”).

	Fiscal year ended October 31, 2005	Fiscal year ended October 31, 2004
Audit Fees (1)	$39,500	$37,270
Audit-Related Fees (2)(6)	2,800	2,600
Tax Fees (3)(6)	4,000	3,750
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	6,800	6,350

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.” In both years shown in the table, such services consisted of the performance of periodic agreed-upon procedures relating to the registrant’s preferred stock.

(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)	Aggregate Non-Audit Fees are fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)	No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Exchange Act and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), has adopted a Joint Audit Committee Pre-Approval Policy (set forth below) to govern the provision by the Independent Auditor of the following services (collectively, “Covered Services”): (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

JOINT AUDIT COMMITTEE PRE-APPROVAL POLICY

OF

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Principles

The Audit Committee of the Board of Directors of each of DTF Tax-Free Income Fund Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds,”)1 is required to pre-approve all Covered Services (as defined in the Joint Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors’ independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Joint Audit Committee Charter) is pre-approved in accordance with the terms of this Joint Audit Committee Pre-Approval Policy (the “Policy”), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

The appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its regular 1st Quarter meeting of each calendar year, the Audit Committee will review and re-approve this Policy and the appendices attached hereto, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under this

[1]	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the appendices hereto. Any proposed Covered Services exceeding these fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in Appendix A must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in Appendix B must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in Appendix C must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in Appendix D must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) will be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

Appendix A

Pre-Approved Audit Services for the Fiscal Year Ended October 31, 2005

Service	Range of Fees
Statutory audits or financial audits for subsidiaries, if any; services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters; attestation reports required by Section 404 of the Sarbanes-Oxley Act of 2002; Form N-SAR internal control letters and SAS 100 reviews	$39,500

Appendix B

Pre-Approved Non-Audit Services for the Fiscal Year Ended October 31, 2005

Service	Range of Fees
Attest services not required by statute or regulation (including the provision of certificates to the rating agencies regarding the asset coverage of any preferred shares or commercial paper issued by a Fund	$2,800

Appendix C

Pre-Approved Tax Services for the Fiscal Year Ended October 31, 2005

Service	Range of Fees
U.S. federal, state, local and other tax planning, advice, compliance and return preparation	$4,000
Misc. tax planning and advice (e.g. tax treatment for individual security holdings)	$0

Appendix D

Pre-Approved All Other Services for the Fiscal Year Ended October 31, 2005

Service	Range of Fees
None	$0

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange

Act”). The members of the Audit Committee are E. Virgil Conway, Harry Dalzell-Payne, Nancy Lampton, Geraldine M. McNamara, Eileen A. Moran, Everett L. Morris and David J. Vitale.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Although the registrant does not typically hold voting securities, the registrant’s board of directors, jointly with the board of directors of DUC, has adopted the following statement of policy with respect to proxy voting.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I.	Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co. (“DPIM”).

B.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.	“Delegate” refers to the Adviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser to vote proxies on behalf of such delegated entity.

D.	“Fund” refers to each of (i) Duff & Phelps Utility and Corporate Bond Trust Inc. and (ii) DTF Tax-Free Income Inc.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose voting securities are held within the investment portfolio(s) as of the date a proxy is solicited.

G.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General Policy. It is the intention of the Fund to exercise voting stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

B.	The Adviser or “Delegate” with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

V.	Conflicts of Interest.

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

C.	Each Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund’s shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

D.	In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.	Miscellaneous.

A.	A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

C.	Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.	This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to annual reports for the period ended October 31, 2005.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 15, 2005) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Principal Financial Officer

Date December 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date December 15, 2005

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Principal Financial Officer

Date December 15, 2005